                                                                    Exhibit 10.6

ISRAEL LANDS ADMINISTRATION

                                                          FILE NO    : 10476488A

                                                          ACCOUNT NO.: 971442280

                                 LEASE CONTRACT
        (Low construction, either industrial, or commercial, or tourism)

#    CAPITALIZED

     Drawn up and signed in ____________ on the 30th day of the month of April in the year 2000

          on the ____ day of the month of _____________ in the year _______

                                     BETWEEN

#    THE ISRAEL LANDs ADMINISTRATION, which manages the land of the State of
     Israel, THE DEVELOPMENT AUTHORITY, and KEREN KAYEMETH LE-ISRAEL - JEWISH
     NATIONAL FUND (to be called hereinafter: "the Lessor"), whose address for the purpose of this Contract is: 216 Jaffa Street, Shaarei Ha'Ir, 91361,
     P.O. Box 36259, [Jerusalem] of the first part;

                                       AND

#    EDITH INDUSTRIAL STRUCTURES LTD. _______ I.D./company no. 512055112

#    (hereinafter: "the Lessee"), whose address for the purpose of this Contract is: Mazkeret Batya Industrial Zone, Mazkeret Batya, of the second part;

                                    RECITALS

     which constitute an integral part of the Lease Conditions, which are attached thereto, and which, only taken together, constitute the Lease
     Contract.

#    WHEREAS ____________ the State of Israel/the Development Authority, are the
     owners of the real estate specified hereunder in these recitals
     (hereinafter - "the Lot");

Office hours: Sun., Mon., Wed., Thurs.: 08:00 - 13:30 Mon.: 14:00 - 15:00 Tues.,
Fri.: closed
--------------------------------------------------------------------------------
Jerusalem District: 216 Jaffa St., "Shaarei Ha'Ir,", P.O.B. 36259,
Jerusalem 91361 o Tel.: 02-5318888 o Fax: 02-5380699

                                                                               1

ISRAEL LANDS ADMINISTRATION

     AND WHEREAS a structure stands or structures stand on the Lot (hereinafter
     - "the Structures"), which were erected during the period preceding the validity date of this Lease Contract;

     AND WHEREAS in the event that the construction of the Structures was not completed to the point that would enable habitation and/or the full use thereof for the Purpose of the Lease, the Lessee declares that it undertakes to complete the construction of the Structures in such manner that they shall be fit to be used for their purpose as stated, by no later than one year after the date on which the Administration signed this
     Contract, and the Lessee acknowledges that its undertaking constitutes a fundamental condition of this Contract;

     AND WHEREAS the Lessor agreed to lease the Lot to the Lessee inclusive of all that built and permanently affixed thereupon (hereinafter - "the
     Fixtures") (the Lot with the Fixtures to be called hereinafter - "the
     Leasehold"), however this, on the precondition that the Lessee's obligations - whether pursuant to a development contract with the Lessor, or whether pursuant to another agreement with the Lessor - were fulfilled in their entirety during the period that preceded the validity date of this
     Lease Contract;

     AND WHEREAS the parties agree that, for the sake of convenience only, the
     Lessee shall sign a copy of this Lease Contact, without this being binding on the Lessor, as long as the Lessee's obligations specified above have not yet been fulfilled in their entirety. It is hereby expressly agreed between the parties that the Lease Contract shall become valid only after the
     Lessor shall sign it as well, and shall do so only if the Lessee shall fulfill its aforesaid obligations vis-a-vis the Lessor. As long as the
     Lessor has not signed the Lease Contract the conditions thereof shall not be binding upon the parties, and the Lessee's signature alone on the Lease
     Contract shall not confer any right whatsoever to the Lessee pursuant thereto. The signing date of the Lease Contract shall be deemed the day on which the Lessor shall sign it;

     AND WHEREAS the Administration handed over the occupancy of the Leasehold on the inception date of the Period of the Lease to the Lessee or to whomever had a leasehold title to the Leasehold before it, and, in the event that there are occupants in the Leasehold, the Lessor is under no obligation to evict them and/or to bear eviction expenses.

     AND WHEREAS the Lessee hereby declares that no restriction is imposed upon it in relation to its engagement with the Lessor in this Contract pursuant to the provisions of clause 19(A) (3) of this Lease Contract, and that the
     Lessee is aware that only based on this fundamental precondition is the
     Lessor willing to engage with the Lessee pursuant to this Lease Contract;

#    AND WHEREAS pursuant to the provisions of the charter between the State of
     Israel and Keren Kayemeth Le-Israel - Jewish National Fund (hereinafter -
     "the

                                                                               2

ISRAEL LANDS ADMINISTRATION

     Fund"), which was published in Yalkut Piramountim [the Israeli Government's
     Official Gazette], no. 1456, dated 11 Sivan 5728, on page 1597, the management of the real estate owned by the Fund, including the leasing thereof and the granting of consent to transfer the leasehold title therein, or refusing to grant it, shall be performed by the Lessor, subject to the memorandum of association and the articles of association of the
     Fund, and the Lessee hereby declares that it is aware that, if the Lot, in whole or in part, is owned by the Fund, or shall be owned by the Fund, the provisions of the aforesaid charter shall apply to the Lessee, and that only on the basis of this fundamental precondition is the Lessor willing to engage with the Lessee pursuant to this Lease Contract;

     AND WHEREAS if the Purpose of the Lease is for industry or for a workshop or for tourism, then in addition to the lease conditions hereunder, the conditions in these recitals hereunder shall also apply to the lease pursuant to this Contract:

     (A)  If the Purpose of the Lease is for industry or for a workshop and the
          Lessee shall request the Lessor's consent to change the type of industry or workshop specified under "Purpose of the Lease," the
          Lessor shall be allowed to stipulate that the granting of its consent thereto, inter alia, is conditional upon changing the duration of the
          Period of the Lease according to the Lessor's decisions as they shall be from time to time, as well as upon receiving a recommendation from the Ministry of Industry and Trade for the requested change in the type of industry or workshop and for the duration of the recommended
          Period of the Lease by it for this purpose.

     (B)  If the Purpose of the Lease is for industry or for a workshop or for tourism, then, in addition and subject to all other conditions specified in clause 9 and in clause 14 hereunder, the Lessee shall be obligated to attach to its request to perform any of the changes stated in clause 9 or to transfer rights under this Contract as stated
          in clause 14, as the case may be, a suitable and valid recommendation from the Ministry of Industry and Trade or from the Ministry of
          Tourism, as the case may be. The Lessor shall not give its consent to either of the Lessee's aforesaid requests unless the Lessee shall furnish the Lessor with a valid recommendation as stated.

     (C)  "Ministry of Industry and Trade," "Ministry of Tourism" - including any other government office responsible for matters relevant to "the
          Purpose of the Lease," all as per the decisions of the Israel Land
          Council or the decisions of the Lessor, and as it shall undertake from time to time as the case may be.

     AND WHEREAS the definitions of the terms in this Contract shall be those stated hereunder in these recitals, unless the context of the matters requires another meaning pursuant to the Contract:

     "The Lot": the lot described in the diagram attached herewith and constituting an integral part of this Contract, and whose particulars are as follows:

                                                                               3

ISRAEL LANDS ADMINISTRATION

#    The location: Mivtsa     Area: about 13,336 square meters

#    Registered block: 2775   Parcels: 25 (in part)

#    Lot(s): no: 212 according to detailed plan no. D/589E

     "The Transaction Approval Date": the date that the transaction that is the subject of this Contract was approved by the Lessor's management.

#    "The Period of the Lease": 49 years, commencing on the Transaction Approval
     Date; i.e., from March 1,1963 until February 29, 2012.

#    "Additional Lease Period": 49 years commencing as of the expiry of the
     Period of the Lease.

#    "Purpose of the Lease": industrial factory and workshop.

#    "Structure Capacity": 35 percent per floor, on 3 floors, for a total of 105 percent, constituting ___ rooms/units and totalling 14003.0 square meters of built-up construction.

     "Lease Payment":

#    Annual Lease Payment for the entire Period of the Lease, which is to be paid to the Lessor in advance, being capitalized, as is customary with the
     Lessor (hereinafter - "Capitalized Lease Payment").

#    The capitalized easement fee deposited with the Lessor prior to its signing of this Lease Contract, if deposited, shall be deemed as payment of the
     Capitalized Lease Payment.

#    "The Base Value of the Lot": ILS 6.00 (six New Israeli Shekels) as on the
     aforesaid Transaction Approval Date.

     "The Base Index": the last Consumer Price Index known on the aforesaid
     Transaction Approval Date.

#    "The Designated Zoning": Industry and workshop

     AND WHEREAS if the Lessee is more than one person or corporation, the obligations of the persons or the corporations constituting the Lessee shall be jointly and severally, as if their rights pursuant to this
     Contract shall be solely joint rights;

     AND WHEREAS in addition to the conditions of the Lease Contract hereunder, the following special conditions shall apply:

#    The company is aware that the Ashgur Golmer companies undertake to execute the redivision plan and the registration thereof within one year of the
     Transaction Approval Date, and the Lessee shall not come back to the
     Administration with any claim or demand in this regard.

                                                                               4

ISRAEL LANDS ADMINISTRATION

     The Israel Land Administration shall not enable rights in the Lot to be transferred in the future, unless the parcelization and the leasehold title were registered at the Lands Registry Office.

     Therefore, this Lease Contract was drawn up and signed according to that stated in these recitals and according to the conditions of the Lease
     Contract hereunder:

     Signature of the parties     The Administration   The Lessee

     Initials:                    [stamps and signatures]

     Israel Lands Administration  Edith Industrial Structures Ltd.

     Jerusalem District           Private company no. 51-205511-2

     Rina Shemesh
     Division Head
     Agricultural Transactions
     Israel Land Administration - Jerusalem District

                                  [Stamp and signature on every page]

                                   Edith Industrial Structures Ltd.
                                  Private company number 51-205511-2

     [Stamps on first page]
     I confirm true copy/photocopy
     of the original presented to me
     Date 23/6/03
     Zebulun Shalish [and signature]
     License no. 4985
     1 Har Sinai Street, Tel-Aviv 65816
     Tel: 03-5661313

                                                                               5

ISRAEL LANDS ADMINISTRATION

     THE LEASE CONDITIONS

     1.   THE RECITALS AND DOCUMENTS ATTACHED TO THE CONTRACT:

          The recitals and documents attached to the Contract constitute an integral part thereof.

     2.   UNDERTAKING TO LET AND TO LEASE

          The Lessor hereby undertakes to let to the Lessee and the Lessee hereby undertakes to lease from the Lessor the Leasehold.

          The parties agree that until the leasehold title is registered at the
          Lands Registry Office, the Lessor has delivered an Easement in the
          Leasehold to the Lessee, and all provisions of this Contract pertaining to the lease and the conditions thereof shall apply, mutatis mutandis, as the case may be, to the aforesaid Easement, and an Easement Fee shall be paid at the rate of the Lease Payment specified hereunder.

     3.   THE PERIOD OF THE LEASE

          The Period of the Lease is as stated in the recitals to the Contract.

     4.   PURPOSE OF THE LEASE AND ZONING DESIGNATION

          The Leasehold is being let to the Lessee solely for the purpose and zoning designation stated in the recitals to the Contract. The Lessee is prohibited from making use of the Leasehold or any portion thereof for any other purpose or other zoning designation without receiving the express prior written consent of the Lessor thereto.

     5.   STRUCTURE CAPACITY

          The permitted Structure Capacity pursuant to this Contract is as specified in the recitals to the Contract.

     6.   RECEIVING OCCUPANCY OF THE LEASEHOLD

          The Lessee acknowledges that it received occupancy of the Leasehold on the date and under the conditions specified in this regard in the recitals to the Contract.

     7.   LEASE PAYMENT

          The Lessee undertakes to pay a Lease Payment to the Lessor in accordance with the provisions specified in this regard in the recitals to the Contract. The Lessee further undertakes to pay the additional charges to the Lessor that are specified in the recitals to the Contract, if additional charges were specified in the recitals.

     8.   RE-APPRAISAL

          (A)  Subject to that stated hereunder in subclause (B), the Lessor shall be allowed to demand an Annual Lease Payment according to a re-appraisal of the Lot by the government appraiser, and this without taking into account the appreciation of the Lot as a result of the development thereof by the Lessee, or at its expense, in each of the instances specified hereunder:-

                                                                               1

ISRAEL LANDS ADMINISTRATION

               (1)  when the Lessee shall request the Lessor's consent to transfer its rights pursuant to this Contract as stated in clause 14 hereunder;

               (2)  if the Lessor shall agree to the Lessee's request to perform any of the changes as stated in clause 9 hereunder.

          (B)  If, prior to the date that the Lessor gave its consent to any of the requests referred to in subclause (A) above, the Lessee paid a Capitalized Lease Payment, as defined in the recitals to the
               Contract, then the Annual Lease Payment shall not be increased as stated in this clause.

          (C)  In any instance whereby the Lessor shall demand to increase the
               Annual Lease Payment as stated above, the Lessor shall so notify the Lessee by registered mail. The Lessee shall be permitted to appeal it within 30 days of the Lessor's notice to the government appraiser, and his decision shall be final.

          (D)  The Lessor shall pay the increased Annual Lease Payment to the
               Lessor based on the re-appraisal as of the date of the Lessor's aforesaid consent, and this, within 15 days of the date of the
               Lessor's notice of the increased Annual Lease Payment as stated.
               The provisions regarding the Annual Lease Payment specified in the recitals to the Contract shall apply mutatis mutandis.

     9.   CHANGE IN ZONING DESIGNATION, CHANGE IN STRUCTURE CAPACITY, ADDITIONAL
          CONSTRUCTION, SPLITTING

          (A)  The Lessee undertakes to request the prior written consent of the
               Lessor should it wish to perform any of the following changes:

               (1)  a change in the zoning designation or implementation of the
                    Lot's changed zoning designation from that defined in the
                    recitals to another designation;

               (2)  increase of the Structure Capacity stated in the recitals or additional construction beyond the Structure Capacity stated
                    in the recitals, including additional construction on the
                    Lot or a change in structures or additions erected on them or in the additional structures erected on the Lot or an
                    addition thereto;

               (3)  redivision of the Lot into a number of lots so that each one of them shall be an independent lot utilizable individually,

                    The Lessee shall attach plans and documents to its
                    application that pertain to the change it requested.

          (B)  The Lessee shall not perform the change it requested before receiving the Lessor's prior written consent thereto, and shall not request approval for the change from the competent
               authorities before receiving the Lessor's consent thereto. If the
               Lessee received the Lessor's consent, the Lessee shall not perform the change until receiving approval from the competent planning authorities.

                                                                               2

ISRAEL LANDS ADMINISTRATION

          (C)  The Lessor shall be allowed to refuse to give its consent to the change requested by the Lessee, or to stipulate that the granting of its consent is conditional upon a monetary payment, in respect of the change that will occur in the value of the Lot as a result of the execution of the aforesaid change, as shall be determined by the government appraiser or as shall be customary at that time for the Lessor, and at other terms that shall be customary for the Lessor.

     10.  REGISTRATION OF THE LEASEHOLD

          (A)  Registration of the leasehold title under the name of the Lessee in accordance with the conditions of this Contract, and all actions required for this purpose, shall be done by the Lessee and at its own expense.

               The Lessor shall sign the documents required, to the extent needed, for the purpose of registering the leasehold title as stated, however, this being on the condition that the Lessee fulfilled the conditions of this Contract and subject thereto.

          (B)  The Lessee shall prepare, inter alia, the documents and maps required for the purpose of the said registration, including for the purpose of the registration and/or the renewal of the
               registration of the Lot, redivision, separation, surveying expenses and the parcelization maps, as well as the files at the
               Lands Registration Office, and shall bear all payments and expenses relating to the registration as stated, including fees and stamp tax, without exception.

          (C)  The Lessee undertakes to prepare and to conclude all the actions required for the sake of registering the Leasehold as a
               condominium structure (or condominium structures), pursuant to the Real Estate Law, 5729 - 1969, to the extent that these actions were not completed during the period preceding the signing of this Contract, and to perform for this purpose, at its expense, any action that shall be required, including the
               preparation of schematics, registration orders, regulations, etc., to the extent required.

               The Administration shall be allowed to notify the Lessee, in advance and in writing, that the Administration intends to perform the said actions itself, in whole or in part and at the
               Lessee's expense, and the Lessee undertakes to pay the
               Administration for any expense that the Administration shall incur for the purpose of performing the said actions, according to an invoice that shall be submitted to the Lessee, within 30 days of the invoice submission date.

          (D)  The Lessee undertakes to furnish the Lessor with confirmations of the payment of all taxes, municipal taxes, levies, fees and the compulsory payments applicable to the Leasehold, as well as every document that shall be needed for the purpose of registering the leasehold title as stated.

          (E)  If the Lessee, notwithstanding that stated above, and notwithstanding the Lessor's demand, shall not register the leasehold title, the Lessor may perform all the registration actions stated above at the Lessee's expense, and the

                                                                               3

ISRAEL LANDS ADMINISTRATION

               Lessee undertakes to pay the Lessor all its expenses within 30 days of the date of its demand according to an invoice that shall be submitted to the Lessee.

     11.  CHANGE IN THE BOUNDARIES OF THE LOT AND FINAL DETERMINATION OF THE
          AREA THEREOF

          (A)  The Lessee declares and acknowledges that the area and boundaries of the Lot are not final, and that changes may occur therein as a result of changes in planning pursuant to the Structure and
               Planning Law, 5725 - 1965, land settlements, etc.

          (B)  The Lessee declares and acknowledges that, following surveying for registration purposes, it might become clear that the area of the Lot is smaller or larger than the area used to calculate the
               Base Value of the Lot.

          (C)  In the event that, as a result of changes as stated in the above subclause (A), the area of the Lot shall be increased or
               decreased and/or its boundaries shall change, and in the event that it shall become clear, as stated above in subclause (B), that the area of the Lot is smaller or larger than the area used to calculate the Base Value of the Lot, the Lessee undertakes:

               (1)  to agree to any change in the boundaries and/or in the area of the Lot as shall arise due to the changes mentioned in
                    the above subclause (A);

               (2)  to agree to any determination regarding the size of the Lot, as shall be determined following surveying for registration purposes, as mentioned above in subclause (B);

               (3)  to view the Lot at its new boundaries and new area as the subject of the Lease and to accept the occupancy thereof.

          (D)  If, as a result of changes as stated in subclause (A) and/or (B)
               above, the value of the Lot shall change, the Lease Payment shall be revised according to the final area as per the appraisal of the government appraiser as on the date of his determination of the Base Value of the Lot, and each party undertakes to pay to the other party only the differentials that shall derive from the aforesaid revision, plus linkage differentials from the date of his determination of the Base Value of the Lot until the actual payment of the aforesaid differentials.

     12.  USE OF THE LEASEHOLD AND THE LESSEE'S RESPONSIBILITY

          The Lessee undertakes to maintain the Leasehold in good and functional condition as an owner who takes care of his property would, and to effect all repairs necessary in order to maintain it in the same condition, at its own expense.

          Throughout the entire Period of the Lease, the Lessee shall be solely responsible for the fulfillment of the provisions of any law in connection with the maintenance and use of the Leasehold and in connection with construction on the Lot, and for the fulfillment of every obligation pursuant to any law, which applies or shall apply to the Lessor with regard to the Leasehold - all at the Lessee's own expense and without any right to demand reimbursement of its expenses from the Lessor.

                                                                               4

ISRAEL LANDS ADMINISTRATION

          The Lessee shall be solely liable vis-a-vis the Lessor, and vis-a-vis any third party, for any damage that might be caused to the person or property of any person (including the Lessee), as well as for compensation that might be imposed due to or as a result of actions and/or omissions in the Leasehold, or in connection with the occupancy thereof and the use therein, and no liability whatsoever in relation thereto shall apply to the Lessor.

     13.  TAXES AND COMPULSORY PAYMENTS

          Commencing as of the inception of the Period of the Lease or as of the date that occupancy of the Leasehold is received - whichever is earlier - the Lessee alone shall bear all taxes, municipal taxes, loans and compulsory payments of various kinds, municipal and governmental, including a betterment fee, which are applicable to owners and/or occupants in connection with the Leasehold, as well as all fees and development expenses of every kind whatsoever - which are applicable or shall be applicable to the Leasehold - including the expenses pertaining to connecting electricity, water and sewage fees, water supply arrangements, installation of sewage facilities, channeling, paving of roads and sidewalks, sanitation installations and operations, etc.

          The Lessee undertakes to pay value added tax as required by law, which is applicable to each of the payments applicable to the Lessee pursuant to this Contract, in accordance with the rate of the value added tax on the payment date.

     14.  TRANSFER OF RIGHTS

          (A)  TRANSFER OF RIGHTS REQUIRING CONSENT

               The Lessee is not permitted to transfer rights in this Contract except with the prior written consent of the Lessor.

               In this clause -

               "Transfer of Rights" - any one of these, this, whether for a remuneration or for no remuneration, in whole or in part, and in any form whatsoever:

               (1)  granting of the rights in this Contract, the transfer thereof, endorsement thereof or relinquishment thereof;

               (2)  leasing of the Leasehold by sublease or leasing of the
                    Leasehold at any level whatsoever, letting of the Leasehold by subrental or letting of the Leasehold or rental thereof at any any level whatsoever - all for a period of time that requires the registration of the rental by law in the
                    register being kept pursuant to the law, including rental in a manner causing the rental to be protected pursuant to the
                    Tenants' Protection Law (Consolidated Version), 5732 - 1972
                    or any other law that shall replace it (hereinafter -
                    "Sublease");

               (3)  handing over of occupancy or use of the Leasehold for the period of time stated above in clause (2) (hereinafter -
                    "Handing Over of Occupancy");

                                                                               5

ISRAEL LANDS ADMINISTRATION

               (4)  regarding a Lessee being an association - any action in the association, in the Lessee, which results in the transfer or allotment of at least 10% of the nominal value of the
                    paid-up share capital or the issued share capital of the
                    Lessee - whichever is lower (hereinafter - "Equity Rights"), or 10% of the voting power in the Lessee (hereinafter -
                    "Voting Rights"), or 10% of the right to appoint directors of the Lessee (hereinafter - "Appointment Rights").

                    Actions in the Lessee's association, when in each of the
                    actions, less than 10% of the aforesaid rights are
                    transferred, and which were effected within a period of two years, shall be deemed, for the purposes of this clause, as if they had been done all at the same time on the date of
                    the last action in the association. In this clause 14 -

                    "Association"    - as this term is defined in the Land
                                     Betterment Tax Law, 5723 - 1963
                                     (hereinafter - "Betterment Tax Law") as it
                                     shall be from time to time, including a
                                     nonregistered association and a
                                     nonregistered partnership.

                    "Action in the   - as this term is defined in the Betterment
                    Association"     Tax Law, as it is from time to time,
                                     including an action in an association
                                     holding a right in the Lessee's
                                     Association, inclusive of any change in a
                                     partnership - whether registered or
                                     nonregistered - which transpires as the
                                     result of a person joining or of a person
                                     leaving it, or any change in an Association
                                     whose capital is not in shares, which
                                     occurs as the result of a joining or
                                     leaving as stated, inclusive of any change
                                     in the relative shares of a partner in the
                                     capital of the partnership or in the
                                     capital of an Association as stated.

                    "Right in the    - as defined in the Betterment Tax Law, as
                    Association"     it is from time to time.

                    "Occupant,"
                    "Occupancy"      As the definition of "Occupancy" in the
                                     Securities Law, 5728 - 1968, as it is from
                                     time to time, and the terms under the
                                     definition of "Occupancy" in the aforesaid
                                     law shall be interpreted according to the
                                     definition thereof from time to time in the
                                     said law.

               (5)  Pledge and/or lien of the leasehold and/or the rights in this contract; The Lessor shall not give its consent to the aforesaid pledge or lien, unless the Lessee and the
                    pledgeholder or lienholder shall undertake towards the
                    Lessor, prior to giving consent, that in any instance of
                    exercise of the pledge or the mortgage or the lien, or as a result of the execution of a judgment or other document
                    handed down for performance

                                                                               6

ISRAEL LANDS ADMINISTRATION

                    as a judgment or as a result of selling by the execution
                    office or by any other authority by law - a Consent Fee
                    shall be paid to the Lessor, which is due in accordance with this Contract, however, the Lessor's consent to the
                    aforesaid pledge or lien per se shall not be contingent upon a monetary payment.

                    A Transfer of Rights as aforesaid without the Lessor's
                    consent and without paying a Consent Fee as stated above
                    shall be deemed a fundamental breach of the Contract and the
                    Lessor shall be permitted to terminate it on the grounds of this breach of Contract.

               (6)  any other action not mentioned above, by virtue whereof a
                    Transfer of Rights in this Contract is in effect executed -
                    for a remuneration or for no remuneration, in whole or in
                    part and in any form whatsoever.

          (B)  CONDITIONS FOR CONSENT

               (1)  The Lessor is permitted to make the granting of its consent to a Transfer of Rights in this Contract contingent upon the conditions hereunder, this, in addition to all other
                    conditions upon which the Lessor may - pursuant to this
                    Contract, pursuant to the decisions of the Israel Lands
                    Council or pursuant to any law - make its consent contingent in this regard:

                    (a)  The Lessee fulfilled all conditions in this Lease
                         Contract.

                    (b)  The Lessee and the transferee shall sign documents and furnish all documents that shall be requested by the
                         Lessor in connection with the transfer and shall
                         fulfill every condition prescribed pursuant to this
                         Contract on the matter of consenting, including an
                         undertaking by the transferee to fulfill all conditions
                         specified in this Lease Contract.

               (2)  If the Lessee received an exemption or discount, whether partial or full, from payment of the Lease Payment, or if
                    the Lessee paid a reduced Lease Payment, and all or any of these were qualified by the fulfillment of conditions
                    prescribed for this purpose, the Lessor's consent to the
                    Transfer of Rights shall be contingent upon the fulfillment of the conditions prescribed for the granting of the said
                    exemption or the discount or the reduced payment and upon
                    the fulfillment of all that derives therefrom.

               (3)  The Lessor's consent to a Sublease or to Handing over of
                    Occupancy - if such consent shall be given - shall not
                    release the Lessee and shall not exempt it from any
                    obligation whatsoever that is applicable to it pursuant to this Contract, and the Lessee and the recipient of the
                    aforesaid rights shall be liable, jointly and severally, for the fulfillment of all obligations of the Lessee pursuant to this Contract.

                                                                               7

ISRAEL LANDS ADMINISTRATION

               (4)  The Lessor is permitted to require from the Lessee and from the proposed recipient of the rights (hereinafter - "the
                    Recipient") details and declarations about all these:

                    (a)  What rights are being transferred and on what date do the Lessee and the Recipient want to execute the
                         aforesaid Transfer of Rights.

                    (b)  The name, address and I.D. number of the Recipient.

                    (c)  If the Recipient is a corporation -

                         (1)  its name, address, number at the Registrar of
                              Companies, the names of the shareholders and the
                              ratio of the share capital and the voting power
                              and the appointment rights that are held by each
                              of them, and the names of the directors;

                         (2)  details, as stated in clause (b) above about each
                              of the shareholders and directors in the
                              corporation;

                         (3)  if a shareholder or director in the Recipient's
                              corporation is a corporation - details about this
                              corporation as stated in this clause (c) above,
                              and details about each of the shareholders and
                              directors in this corporation, as stated in clause
                              (b) above.

                    (d)  the amount that the Recipient shall pay to the Lessee for the rights.

               The Lessor is permitted to request additional information and documents regarding the Recipient from the Lessee and the
               Recipient.

          (C)  REFUSING CONSENT IN CERTAIN INSTANCES

               The Lessor is permitted not to agree at all to a Transfer of
               Rights to whomever is a foreign citizen, as this term is defined in clause 19(A)(3) hereunder, or to any party that does not fulfill a fundamental precondition stipulated in the recitals to this Contract.

          (D)  CONSENT FEE

               Without derogating from all that stated in this clause 14, and subject to that stated hereunder in subclause (E), the Lessor may make the granting of its consent to a Transfer of Rights
               conditional upon the payment of a Consent Fee. As long as there shall not be another decision by the Israel Lands Council, these provisions shall apply in this regard:

                                                                               8

ISRAEL LANDS ADMINISTRATION

               (1)  In the instances specified in subclause (A)(1), (A)(5) and
                    (A)(6) above, the Consent Fee shall be at the rate of one
                    third of the difference between the value of the Lot when
                    the Lessor consented to the Transfer of Rights and its value when the Lessee purchased the leasehold title, the condition thereof upon receiving the Lot, without taking into account the development work and expenses performed in respect
                    thereof, according to the appraisal of the government
                    appraiser (hereinafter - "Consent Fee"), and deducting a
                    proportionate amount from the value of the Lot as specified in the recitals to the Contract.

               (2)  In the instances specified in subclause (A)(4) above, the
                    Consent Fee shall be calculated according to that stated in clause (1) above, and the amount that shall be paid shall be determined according to the ratio between the rights in the
                    Equity and/or the Voting Rights and/or the Appointment
                    Rights being transferred, to all rights of the same class in the Lessee's Association, however, in the event of transfer of the control, the Consent Fee shall be paid in full.

                    In this clause, "control": holding, whether directly or
                    indirectly, by a person or association, of 50% or more of
                    the nominal value of the paid-up share capital or the issued shared capital of the Lessee, whichever is lower, or in half or more of the Voting Power in the Lessee, or in the Right to Appoint half or more of the Lessee's directors.

               (3)  In the instances specified in subclause (A)(2) and (A)(3)
                    above, the Consent Fee shall be at the rate that shall be
                    determined in these cases from time to time by the Lessor.

          (E)  TRANSFER OF RIGHTS WITHOUT A CONSENT FEE

               The Lessor shall not make its consent to a Transfer of Rights conditional upon a monetary payment if the Lessee had paid to the
               Lessor, prior to the date consent was given, a Capitalized Lease
               Payment, as this term is defined in the recitals, and all the other payments that the Lessee was obligated to pay to the Lessor pursuant to this Contract and pursuant to any law, and had paid all taxes, municipal taxes, levies and all other payments that the Lessee was obligated to pay pursuant to this Contract and pursuant to any law in respect of the period until the date consent was given.

          (F)  PURCHASE OF RIGHTS BY THE LESSOR

               If the Lessee asks to Transfer Rights defined in subclause
               (A)(1), (A)(5) or (A)(6) above, the Lessor shall be permitted, but not obligated, within thirty days of the date of receipt of the details as stated in subclause (B)(4) above - and if the
               Lessor requested additional information and documents as stated
               above, within thirty days of the date of its request - to send notice by registered mail to the Lessee that the Lessor intends to retake possession of the Leasehold and all rights in the
               Leasehold, and that it agrees to pay to the Lessee the amount proposed to it by the Recipient. If the Lessor so notified,

                                                                               9

ISRAEL LANDS ADMINISTRATION

               the Lessee shall not be allowed to transfer its rights in the
               Leasehold except to the Lessor.

               The Lessor shall not exercise its right to retake possession of the Leasehold as stated in this subclause above in cases whereby the Recipient is a spouse, offspring, parent, sibling or heir of the Lessee.

               The Lessor is permitted to register a caveat on the aforesaid right at the Lands Registry Office.

          (G)  FUNDAMENTAL BREACH

               A breach of any of the provisions of this clause 14 shall be deemed a fundamental breach of this Contract, and the Lessor shall be permitted to terminate it due to this breach.

     15.  NATURAL TREASURES, ANTIQUITIES, MATERIALS AND TREES

          The Lessee hereby declares and acknowledges that all natural treasures, such as: oil, gas, water springs, coal and metal quarries, marble and stone quarries, sand and gravel, and all other quarries of all types, as well as antiquities and sites of antiquities, materials and trees that shall be found on the land of the Leasehold are the property of the Lessor and/or of the State, and that they are not included in the Leasehold, and that the Lease Conditions pursuant to this Contract do not apply thereto. The Lessee must enable the Lessor to remove or to utilize in any other way the natural treasures, the antiquities, the materials and trees stated above in accordance with the mandatory laws and on the basis of this Contract.

          The Lessee shall not perform excavations on the Lot beyond the degree required to carry out the Purpose of the Lease.

          The Lessee is prohibited from selling materials or trees that it removed from the Lot, since they are the property of the Lessor and/or of the State, unless the Lessee received the Lessor's written consent thereto, and the Lessor may make its consent conditional upon payment for the materials or the trees.

     16.  OBSERVING THE SABBATH AND JEWISH RELIGIOUS HOLIDAYS

          The Lessee and all those acting on its behalf are required to refrain from all workshop and construction work on the Leasehold on the
          Sabbath day and on Jewish religious holidays.

          In this clause -

          "Workshop" -       The running of a business and any manual labor
                             being performed regularly by the Lessee or other
                             party for remuneration and openly in public.

          "Construction" -   Any work pertaining to construction being carried
                             out by the Lessee or other party for remuneration
                             and openly in public.

                                                                              10

ISRAEL LANDS ADMINISTRATION

          The prohibition in this clause shall not apply in any instance wherein the Lessee has been authorized to perform workshop and construction work by a competent authority pursuant to any law, and for as long as the authorization is valid.

     17.  TRANSFER OF THE CONTRACT RIGHTS BY THE LESSOR

          The Lessor may transfer its rights pursuant to this Contract, without receiving the Lessee's consent thereto, and the Lessee undertakes, in the event of such transfer, to fulfill all of its obligations pursuant to this Contract vis-a-vis the Recipient of the transfer.

     18.  RIGHT OF ENTRY INTO THE LEASEHOLD

          In addition to that prescribed in any law, the Lessor, or any person on its behalf or with its permission, has permission to enter the
          Leasehold at any reasonable time for the purpose of inspecting the use of the Leasehold pursuant to the provisions of this Contract, and for the purpose of laying pipes for water, channeling, for sewage and for gas, for erecting telephone or electricity poles, and for passing electrical lines or telephone lines through the Leasehold, inside it or above it, and/or for other purposes, etc.

          The Lessee shall enable the Lessor, and any other person on its behalf or with its permission, to enter the Leasehold and perform the inspections and the work as stated above. The Lessor undertakes to compensate the Lessee for any damage that might be caused to the
          Leasehold due to performance of the aforesaid inspections or the work.

     19.  REMEDIES FOR BREACH OF CONTRACT

          Without derogating from the right to other remedies, pursuant to any law and pursuant to this Contract, in respect of a breach of the
          Contract, the parties hereby agree that any one of the breaches specified in subclause (A) below shall be deemed a fundamental breach of the Contract, in respect whereof the Lessor may terminate the
          Contract by written notice thereof by registered letter:

          (A)  (1)  Breach of any of the conditions specified in clauses 9 and
                    14.

               (2)  If the Lessee shall change or cause a change in the Purpose of the Lease or in the Zone Designation, or shall make any use of the Leasehold that is inconsistent therewith without the prior written consent of the Lessor.

               (3)  If the Lessee, or a party for whom the Lessee is acting, is a foreign citizen.

                    In this clause, "Foreign Citizen" - is a person who is not one of these:

                    (a)  a citizen of Israel;

                    (b)  an immigrant pursuant to the Law of Return, 5710 -
                         1950, who did not furnish a declaration pursuant to
                         section 2 of the Citizenship Law, 5712 - 1952;

                                                                              11

ISRAEL LANDS ADMINISTRATION

                    (c)  a person entitled to an immigrant permit or to an
                         immigrant certificate pursuant to the Law of Return,
                         5710 - 1950, who received instead a visa and license
                         for temporary residence as a potential immigrant by
                         virtue of the Entry into Israel Law, 5712 - 1952.

                    (d)  a corporation controlled by an individual who is one of those referred to in clauses (a) - (c) above or by more
                         than one individual as stated.

                    In this clause, "Control" - holding, whether directly or
                    indirectly, by one individual or corporation or by more than one individual or by more than one corporation - of 50% or more of the nominal value of the issued share capital of the corporation or of half or more of the voting power in the
                    corporation or of the right to appoint, whether directly or indirectly, half or more of the directors of the
                    corporation.

               Clause (3) above shall not apply if the Lessee received for this purpose the prior written approval from the chairman of the
               Israel Lands Council.

               (4)  If any of the fundamental preconditions in the recitals to this Contract were breached.

          (B)  Upon termination of the Contract by the Lessor, the Lessee shall be obligated:

               (1)  To evacuate the Leasehold immediately.

               (2)  To return it immediately to the Lessor, being free of any object and person, and free of any lien or attachment or
                    third-party right.

               (3)  To take all actions immediately that are required to cancel the registration of the leasehold title, which was
                    registered pursuant to clause 10, including payment of all fees, taxes and other expenses without exception that are
                    involved therein, and to sign a notarized irrevocable power of attorney under the name of the Lessor, to ensure
                    fulfillment of this obligation, at the time this Contract is signed, or at any other time, all according to the decision of the Lessor and at its first demand.

                    Should the Lessee not perform all that was imposed on it
                    pursuant to this clause, the Lessor may perform all the said actions itself at the expense of the Lessee and to collect from it all expenses paid by the Lessor, plus interest and linkage as stated hereunder in clause 22, as of the date
                    they were incurred and until the date of the actual payment thereof.

               (4)  To pay the Lessor for all damages and losses that were caused or that might be caused to the Lessor due to the
                    breach of the Contract and termination of the Contract
                    (including damage and loss resulting from leasing of the
                    property to another party), this without derogating from
                    that stated hereunder in clause 20.

                                                                              12

ISRAEL LANDS ADMINISTRATION

          (C)  (1)  In the event of termination of the Contract by the Lessor, except in the event of termination in respect of the breach stated in clause (A)(3) above, and after the Lessee
                    performed all that was imposed on it pursuant to the
                    provisions of subclause (B) above, the Lessor shall offer
                    the Leasehold by tender and shall pay amounts to the Lessee for the relative portion of the Lessee's rights in the Lot and for the Fixtures, as shall be determined by the
                    government appraiser (hereinafter - "Refund Amounts").
                    However, if, pursuant to the tender, amounts were received that were less than the Refund Amounts, the Lessor shall pay the Lessee only the amounts received in the tender.

               (2)  If the Lessor did not offer the Leasehold in a tender as stated above within three months of the date on which the
                    Lessee fulfills all that was imposed on it pursuant to the provisions of subclause (B) above, the Lessor shall pay the
                    Refund Amounts to the Lessee at the end of the aforesaid
                    three months.

               (3)  The Refund Amounts shall be paid after deducting all amounts due to the Lessor from the Lessee pursuant to this Contract, and after deducting the amount equivalent to the Consent Fee that the Lessee would have been required to pay to the
                    Lessor pursuant to clause 14 had the Lessee's rights been
                    transferred to another party with the Lessor's consent.

               (4)  If the Leasehold was offered in a tender and no offers were received pursuant to the conditions of the tender, the
                    Lessor shall offer the Leasehold in a repeat tender within four months of the deadline for accepting offers pursuant to the previous tender, and so forth until offers shall be
                    received pursuant to the conditions of the tender.

          (D)  Without derogating from that stated above, if the Lessee shall breach any of the provisions of clause 9 above, the Lessor may take one of the following actions, at its sole discretion:

               (1)  To cause cancellation of the change that was made by the
                    Lessee without the Lessor's consent and/or to demolish all that was constructed on the Lot without receiving the
                    Lessor's consent, and this, immediately after the Lessor
                    learned of the breach, and without the Lessor being
                    obligated to receive the Lessee's consent thereto. The
                    Lessor shall not be obligated to remove the wreckage from
                    the Leasehold.

               (2)  To charge the Lessee for the payment of an easement fee, as shall be customary in this regard at the Lessor and/or for full monetary payment in respect of the change that shall
                    occur in the value of the Lot as a result of the execution of any of the changes that were performed by the Lessee,
                    this, as shall be determined by the government appraiser.

          (E)  The provisions of subclauses (B) and (C) of this clause shall also apply, mutatis mutandis, to conclusion of the Contract at the end of the Period of the Lease or at the end of the
               Additional Lease Period, as the case may be, if the

                                                                              13

ISRAEL LANDS ADMINISTRATION

               Period of the Lease or the Additional Lease Period shall not be extended once again.

     20.  AGREED COMPENSATION

          (A)  In the event of termination of the Contract, the Lessor shall be permitted to deduct from the amounts that it is required to pay to the Lessee following the termination, agreed compensation at the rate of 15% of the Base Value of the Lot, as this term is defined in the recitals, plus linkage differentials between the
               Base Index and the last Consumer Price Index that shall be known on the date of the deduction (hereinafter - "the Agreed
               Compensation").

          (B)  Notwithstanding that stated in subclause (A) above, in the event of termination of the Contract in respect of the breach specified in clause 19(A)(3), the Lessor shall appropriate all amounts paid by the Lessor defined in clause 19(A)(3). Furthermore, the provisions of subclause 19(C) above shall not apply in respect to it - all as Agreed Compensation for this case.

               A lessee as stated shall be permitted - on the precondition that it fulfilled all that stated in subclause 19(B) above - to refer to a committee that shall be appointed in this regard by the
               Israel Lands Council, and the committee shall be permitted, if it is convinced that that lessee had acted with bona fides, to reduce the amounts to be appropriated to the amount of the Agreed
               Compensation pursuant to subclause (A) above only, and/or to decide which amounts shall be returned to that lessee pursuant to subclause 19(C) above. The decision of the committee shall be final.

               The provisions of this subclause shall also apply even if other provisions in any law shall be prescribed in this regard.

          (C)  If the Agreed Compensation exceeds the amount that the Lessor is required to pay to the Lessee pursuant to subclause (A) or (B)
               above, the Lessee shall pay the balance to the Lessor shortly after the termination of the Contract.

     21.  EXTENSION OF THE LEASE

          (A)  Subject to that stated in subclauses (B) - (D) hereunder, the
               Lessee is entitled to extend the Lease for an Additional Lease
               Period, provided that it shall notify the Lessor, within the last twelve months of the end of the Period of the Lease, of its desire to extend it. The Lease Conditions during the Additional
               Lease Period shall be as is customary at that time for
               real-estate leasing of the leasehold type by the Lessor in the vicinity of the Leasehold and for the Purpose of this Leasehold, and taking into account that the Lessee paid for construction of the structures.

          (B)  The Period of the Lease shall be extended only for one Additional
               Lease Period, and the Lessor shall not be obligated to further extend the Additional Lease Period, and if this Lease Contract is for an Additional Lease Period -

                                                                              14

ISRAEL LANDS ADMINISTRATION

               then the Lessor shall not be obligated to further extend the
               Period of the Lease in this Contract.

          (C)  In every instance whereby the Zone Designation of the land on which the Leasehold is built shall change during the Period of the Lease, the Lessor shall not be obligated to extend the Period of the Lease.

          (D)  The Period of the Lease shall be extended on the condition that all these conditions shall be fulfilled:

               (1)  The Lessee fulfilled all the conditions of this Lease
                    Contract.

               (2)  The Lessee shall sign a new Lease Contract, by no later than the end of the Period of the Lease, which shall include the additional Lease Conditions as stated above.

     22.  GENERAL CONDITIONS

          (A)  The Tenants' Protection Law (Consolidated Version), 5732 - 1972
               and any other law that might replace it or be added thereto, shall not apply to this Contract, and it is hereby declared that the Lessee did not pay key money to the Lessor in respect of this
               Contract in any form whatsoever, and that the payments pursuant to this contract, as well as the Lessee's investments in the Lot, shall not be deemed as payment of key money.

          (B)  No waiver, discount, receipt of any payment, refraining from action, suspension or granting of an extension by any party, shall be deemed as a waiver of that party's rights, and shall not serve as a cause for a lawsuit, unless that party waived its rights explicitly and in writing.

          (C)  Amendments, corrections, addenda, deletions, waivers or extensions in the conditions of the Contract (hereinafter -
               "Amendments"), and any discounts from the Lessor shall not be valid unless drawn up in writing and signed by the Lessor with its signature and stamp.

               Amendments and erasures in the body of the Contract and in the body of any of the documents attached thereto or that shall be signed pursuant thereto shall not be valid unless both parties signed alongside them with a full signature, and the Lessor signed with signature and stamp.

          (D)  The Lessee undertakes to pay linkage differentials and interest to the Lessor as is customary at the Lessor on the payment due date for an arrears in payment of any amount that the Lessee owes to the Lessor pursuant to this Contract, this as of the payment due date pursuant to this Contract and until the actual clearance thereof, and, without prejudicing the Lessor's rights in
               accordance with the conditions of this Contract and any law.

               In the event of an arrears as stated, every payment on account of the debt shall be considered in the following order:- collection expenses, the interest, linkage differentials, principal.

                                                                              15

ISRAEL LANDS ADMINISTRATION

          (E)  The Lessee undertakes to indemnify the Lessor for any amount that the Lessor shall be required to pay to any person as compensation for damage, when the liability in respect thereof applies to the
               Lessee, pursuant to the provisions of this Contract and/or by any law.

          (F)  Amounts that the parties owe to each other may be offset.

               If either party paid an amount that the other party is obligated to pay pursuant to this Contract, the other party shall repay it the said amount within 14 days of the date of the request by the party that paid, as stated.

          (G)  All expenses pertaining to the drawing up of this Contract and to registration of the Leasehold pursuant thereto at the Land
               Registry Office, including expenses of stamp tax and value added tax in respect of this Contract, shall apply solely to the
               Lessee.

          (H)  The clause headings of this Contract are for the sake of convenience only and shall not be used in the interpretation of the Contract.

          (I)  The addresses of the parties are as specified at the beginning of the Contract.

               Notice that shall be sent in accordance with this Contract by registered mail according to one of the above addresses shall be deemed to have been duly received five days after the date of the dispatch thereof.

              In witness whereof the parties have hereunto signed:

THE LESSOR:                             THE LESSEE: [stamped]

1. Name                                 1. Name Edith Industrial Structures Ltd.
        -----------------------------

   Job title                               I.D. no. private co. no. 51-205511-2
             ------------------------

   Signature                               Signature [signature]
             ------------------------

2. Name                                 2. Name
        -----------------------------           -------------------------------

   Job title                               I.D. no.
             ------------------------               ---------------------------

   Signature                            Signature
             ------------------------             ------------------------

[stamps and signature]:

Israel Land Administration              Rina Shemesh
Jerusalem District                      Branch Head, Agricultural Transactions
                                           [Elliptical Stamp]

                           Israel Lands Administration

                               Jerusalem District

                                                                              16

ISRAEL LANDS ADMINISTRATION

     CONFIRMATION:

     I, the undersigned, hereby confirm that I identified the aforesaid Lessee according to the identification documents presented to me and that the
     Lessee signed this Contract in my presence.

     Name: Shai Ben-Chayim   Job title Attorney   Signature of the confirmer
     [signature]

     [stamp]

     Shai Ben-Chayim, Advocate
     License no. 21087

     [stamp and signature on every page]

     Edith Industrial Structures Ltd.
     Private company number 51-205511-2

                                                                              17

                                   BLOCK 2775

Lot   Part of Parcel   Area in dunam                  Subject                   File
------------------------------------------------------------------------------------

200         14             13.221
201         47             11.300
202         47             14.374
204     15, 20, 21         23.305
205         21             24.568      S. Cohen                                46974
209         25             14.677
210         25              9.071
211         25             14.064
212         25             13.336      Edith Industrial Structures Ltd.        47648
213         25             13.813      Taavura Cement Containers Ltd.          47649
214         25              5.732
215         25              5.455      Chaim Klein and Sons                    47686
216         25             17.279      Chemovil Ltd., Mivtsa Industrial Zone   47647
217         25              8.562
218         25              6.521
219         25             15.270
220         25              4.124
221         25              4.039
222         25              4.096
223         25              8.909
224         25              3.996
225         25              2.505
226         25              3.000
227         25              4.500      Rav Kar Industries Ltd.                 47650
228         25              4.808
229         25             10.338
231         25              6.979
232         25             10.342
233         25             16.577
234         25              4.366
235         25              4.089
236         25              4.021
500     15, 20, 21         41.854                [Elliptical Stamp]
501         21             32.392           Israel Lands Administration
502         21             46.754                   Rina Shemesh
503         21             20.121                  Division Head
504         21             36.955            Agricultural Transactions
505         21              9.817             ILA - Jerusalem District
506       26, 37           25.221
508         21             14.857
509         21              4.909
510         21              7.317
511         32             38.863      Ashtrum Engineering Co. Ltd.            46858
571         32              7.345

ISRAEL LANDS ADMINISTRATION

Israel Land Administration                      [stamp /signature]
    Jerusalem District              NOT FOR     Israel Land Administration
Mapping & Surveying Department   REGISTRATION   Jerusalem District
                                   PURPOSES     Rina Shemesh
                                                Branch Head, Agricultural
                                                Transactions
                                                Israel Land Administration -
                                                Jerusalem District

[stamp and signature]

Edith Industrial Structures Ltd.
Private company number 51-205511-2

                                                                              19